Shore Bancshares, Inc.

28969 Information Lane

Easton, Maryland 21601

Phone 410-763-7800

PRESS RELEASE

Shore Bancshares Reports Second Quarter and First-Half Results

Easton, Maryland (07/24/2013) - Shore Bancshares, Inc. (NASDAQ - SHBI) reported net income of $361 thousand or $0.04 per diluted common share for the second quarter of 2013, compared to net income of $222 thousand or $0.03 per diluted common share for the first quarter of 2013, and net income of $293 thousand or $0.03 per diluted common share for the second quarter of 2012. The Company reported net income of $583 thousand or $0.07 per diluted common share for the first half of 2013, compared to a net loss of $2.7 million or $(0.32) per diluted common share for the first half of 2012.

When comparing the second quarter of 2013 to the first quarter of 2013, the primary reasons for the improved results were an increase in net interest income of $524 thousand and a decrease in noninterest expense of $732 thousand, which were partially offset by an increase in the provision for credit losses of $550 thousand and a decrease in noninterest income of $528 thousand. Noninterest income included a $1.3 million loss incurred to recognize the remaining ineffective portion of a terminated interest rate cap instrument. When comparing the second quarter of 2013 to the second quarter of 2012, the main reason for the improved results was a decrease in the provision for credit losses of $825 thousand, which was partially offset by a decrease in noninterest income of $615 thousand. When comparing the first half of 2013 to the first half of 2012, the principal factor driving the difference was a decline in the provision for credit losses of $7.0 million, which was partially offset by a decrease in net interest income of $750 thousand and noninterest income of $699 thousand.

“We are pleased to report a sequential quarter and period over period of improved earnings. We continue to be cautiously optimistic that the real estate values driving our regional economy are beginning to stabilize,” said Lloyd L. “Scott” Beatty, Jr., president and chief executive officer. “We are moving as aggressively as possible to resolve problem credits and remove nonperforming assets from the balance sheet. Our credit administration and loan workout units have been expanded with the addition of experienced new staff members, in an effort to accelerate the resolution of our credit issue and position the organization for future growth. We continue to maintain solid underlying capital ratios and are confident the company has the underlying strength and resiliency to outlast and grow from this very challenging banking environment on the Delmarva peninsula.”

Balance Sheet Review

Total assets were $1.054 billion at June 30, 2013, a $131.5 million, or 11.1%, decrease when compared to the $1.186 billion at the end of 2012. The decline in total assets was primarily due to a decrease in interest-bearing deposits with other banks ($65.5 million) and investment securities ($50.2 million). Total deposits decreased 12.1% to $922.1 million mainly due to a decline in money market deposit accounts associated with the Company’s participation in the Promontory Insured Network Deposits Program (“IND Program”). In December 2012, the Company decided to partially exit the IND Program as a way to decrease its excess liquidity and, in June 2013, the Company fully exited the IND Program. Total stockholders’ equity remained relatively unchanged from the end of 2012. For the first six months of 2013, the ratio of average equity to average assets was 10.60% and the ratio of average tangible equity to average tangible assets was 9.23%.

Review of Quarterly Financial Results

Net interest income was $9.0 million for the second quarter of 2013, compared to $8.5 million for the first quarter of 2013 and $9.0 million for the second quarter of 2012. The increase in net interest income when compared to the first quarter of 2013 was due to higher interest income combined with lower interest expense. The increase in interest income was partially the result of a $308 thousand nonrecurring adjustment to loan income related to a troubled debt restructuring. The decrease in interest expense was mainly the result of lower balances of and rates paid on money market and savings deposits due to exiting the remainder of the IND Program and terminating the interest rate caps associated with these deposits. Net interest income for the second quarter of 2013 was relatively unchanged when compared to the second quarter of 2012. The Company’s net interest margin improved to 3.60% for the second quarter of 2013, compared to 3.30% for the first quarter of 2013 and 3.36% for the second quarter of 2012. For the second quarter of 2013, the nonrecurring adjustment to loan income increased the net interest margin 12 basis points.

The provision for credit losses was $2.7 million for the three months ended June 30, 2013. The comparable amounts were $2.2 million and $3.5 million for the three months ended March 31, 2013 and June 30, 2012, respectively. The higher level of provision for credit losses when comparing the second quarter of 2013 to the first quarter of 2013 was primarily due to increases in loan net charge-offs ($306 thousand) and nonaccrual loans ($3.0 million). Conversely, the lower level of provision for credit losses when comparing the second quarter of 2013 to the second quarter of 2012 was primarily due to decreases in loan net charge-offs ($1.4 million) and nonaccrual loans ($13.1 million). Net charge-offs were $2.7 million for the second quarter of 2013, $2.4 million for the first quarter of 2013 and $4.1 million for the second quarter of 2012. The charge offs in all three quarters were mainly real estate related loans. The ratio of quarter-to-date annualized net charge-offs to average loans was 1.38% for the second quarter of 2013, 1.25% for the first quarter of 2013 and 2.01% for the second quarter of 2012. The ratio of the allowance for credit losses to period-end loans was 2.01% at June 30, 2013, compared to 2.00% at March 31, 2013 and 1.60% at June 30, 2012.

Nonperforming assets at June 30, 2013 decreased $1.2 million when compared to March 31, 2013, which included declines in accruing troubled debt restructurings of $2.3 million and other real estate owned of $2.0 million, partially offset by an increase in nonaccrual loans of $3.0 million. The decline in troubled debt restructurings was mainly due to two loan relationships that migrated to nonaccrual loans during the second quarter of 2013. Nonperforming assets at June 30, 2013 decreased $8.7 million when compared to June 30, 2012, primarily due to an aggregate decline of $21.7 million in nonaccrual and 90 days past due and still accruing loans, and other real estate owned, partially offset by troubled debt restructurings which increased $13.0 million. When comparing June 30, 2013 to June 30, 2012, the changes in the components of nonperforming assets reflected a shift primarily from nonaccrual loans to troubled debt restructurings. Nonaccrual loans and troubled debt restructurings were approximately 38% and 55% of nonperforming assets, respectively, at June 30, 2013, compared to 48% and 37%, respectively, at June 30, 2012. At June 30, 2013 and 2012, the ratio of nonaccrual loans to total assets was 3.30% and 4.08%, respectively, while accruing troubled debt restructurings to total assets was 4.77% and 3.17%, respectively.

Total noninterest income for the second quarter of 2013 decreased $528 thousand, or 11.8%, when compared to the first quarter of 2013 and decreased $615 thousand, or 13.4%, when compared to the second quarter of 2012. Included in other noninterest income for the second quarter of 2013 was a $1.3 million loss incurred to recognize the ineffective portion of the previously mentioned interest rate caps related to the IND Program. This loss was substantially offset by $913 thousand in gains on sales of investment securities. Insurance agency commissions for the second quarter of 2013 were $180 thousand lower when compared to the first quarter of 2013 due to the fact that contingency payments are typically received in the first quarter of the year. However, such commissions were $227 thousand higher when compared to the second quarter of 2012 due to a stronger wholesale market. Included in other noninterest income for the second quarter of 2012 was a $217 thousand gain on the sale of a bank branch building.

Total noninterest expense for the second quarter of 2013 decreased $732 thousand, or 7.0%, when compared to the first quarter of 2013, primarily due to lower write-downs of other real estate owned included in other noninterest expenses. When compared to the second quarter of 2012, total noninterest expense for the second quarter of 2013 increased $96 thousand, or 1.0%.

Review of Six-Month Financial Results

Net interest income for the first six months of 2013 was $17.5 million, a decrease of 4.1% when compared to the first six months of 2012. The decrease was primarily due to lower yields earned on average earning assets and a decline in higher-yielding average loan balances. The net interest margin was 3.45% for the first half of 2013 and 3.39% for the first half of 2012.

The provisions for credit losses for the six months ended June 30, 2013 and 2012 were $4.9 million and $11.9 million, respectively, while net charge-offs were $5.1 million and $13.2 million, respectively. The ratio of year-to-date annualized net charge-offs to average loans was 1.32% for the first half of 2013 and 3.22% for the first half of 2012.

Total noninterest income for the six months ended June 30, 2013 decreased $699 thousand, or 7.6%, when compared to the same period in 2012. Included in total noninterest income for the first half of 2013 were the $1.3 million loss incurred to terminate the interest rate caps associated with the IND Program and the $913 thousand in gains on sales of investment securities discussed above. Insurance agency commissions grew $351 thousand in the first half of 2013 when compared to the first half of 2012. Other noninterest income for the first six months of 2012 included the $217 thousand gain on the sale of a bank branch building.

Total noninterest expense for the six months ended June 30, 2013 increased $89 thousand, or less than 1.0%, when compared to the same period in 2012. The increase was primarily due to higher insurance agency commissions expense ($190 thousand), FDIC insurance premiums ($116 thousand) and other noninterest expenses ($142 thousand) which were partially offset by lower salaries and wages ($202 thousand) and occupancy expense ($116 thousand).

Shore Bancshares Information

Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore. It is the parent company of two banks, The Talbot Bank of Easton, Maryland, and CNB; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc; a wholesale insurance company, TSGIA, Inc; an insurance premium finance company, Mubell Finance, LLC, and a registered investment adviser firm, Wye Financial Services, LLC. Additional information is available at www.shbi.com.

Forward-Looking Statements

The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

For further information contact: George Rapp, Chief Financial Officer, 410-763-7800

Shore Bancshares, Inc.
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2013	2012	Change		2013	2012	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$9,001	$9,033	(0.4)%		$17,478	$18,228	(4.1)%
Provision for credit losses	2,700	3,525	(23.4)		4,850	11,895	(59.2)
Noninterest income	3,962	4,577	(13.4)		8,452	9,151	(7.6)
Noninterest expense	9,759	9,663	1.0		20,250	20,161	0.4
Income (loss) before income taxes	504	422	19.4		830	(4,677)	117.7
Income tax expense (benefit)	143	129	10.9		247	(1,934)	112.8
Net income (loss)	$361	$293	23.2		$583	$(2,743)	121.3

Return on average assets	0.13%	0.10%	3	bp	0.11%	(0.47)%	58	bp
Return on average equity	1.27	0.99	28		1.03	(4.59)	562
Return on average tangible equity (1)	1.66	1.38	28		1.38	(5.06)	644
Net interest margin	3.60	3.36	24		3.45	3.39	6
Efficiency ratio - GAAP	75.13	70.77	436		77.93	73.39	454
Efficiency ratio - Non-GAAP (1)	74.45	71.20	325		77.30	73.16	414

PER SHARE DATA
Basic net income (loss) per common share	$0.04	$0.03	33.3%		$0.07	$(0.32)	121.9%
Diluted net income (loss) per common share	0.04	0.03	33.3		0.07	(0.32)	121.9
Dividends paid per common share	-	-	-		-	0.01	(100.0)
Book value per common share at period end	13.43	14.13	(5.0)
Tangible book value per common share at period end (1)	11.52	12.18	(5.4)
Market value at period end	7.36	5.98	23.1
Market range:
High	7.75	7.45	4.0		7.75	7.45	4.0
Low	5.97	5.51	8.3		5.20	4.91	5.9

AVERAGE BALANCE SHEET DATA
Loans	$785,442	$816,553	(3.8)%		$784,604	$824,569	(4.8)%
Securities	141,193	134,299	5.1		143,960	134,168	7.3
Earning assets	1,005,474	1,086,223	(7.4)		1,025,006	1,087,165	(5.7)
Assets	1,077,852	1,163,598	(7.4)		1,099,958	1,161,582	(5.3)
Deposits	943,577	1,021,130	(7.6)		965,330	1,016,149	(5.0)
Stockholders' equity	114,208	118,774	(3.8)		114,229	120,216	(5.0)

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$2,712	$4,079	(33.5)%		$5,118	$13,193	(61.2)%

Nonaccrual loans	$34,818	$47,958	(27.4)
Loans 90 days past due and still accruing	3	3,519	(99.9)
Total nonperforming loans excluding troubled debt restructurings	34,821	51,477	(32.4)
Accruing troubled debt restructurings	50,278	37,231	35.0
Total nonperforming loans	85,099	88,708	(4.1)
Other real estate and other assets owned, net	6,408	11,499	(44.3)
Total nonperforming assets	$91,507	$100,207	(8.7)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.60%	10.21%	39	bp	10.38%	10.35%	3	bp
Average tangible equity to average tangible assets (1)	9.23	8.92	31		9.04	9.05	(1)

Annualized net charge-offs to average loans	1.38	2.01	(63)		1.32	3.22	(190)
Allowance for credit losses to period-end loans	2.01	1.60	41
Allowance for credit losses to nonaccrual loans	45.16	27.09	1,807
Allowance for credit losses to nonperforming loans	18.48	14.64	384

Nonaccrual loans to total loans	4.45	5.92	(147)
Loans 90 days past due and still accruing to total loans	-	0.43	(43)
Accruing troubled debt restructurings to total loans	6.43	4.60	183
Nonperforming assets to total loans+other real estate and
other assets owned	11.60	12.20	(60)

Nonaccrual loans to total assets	3.30	4.08	(78)
Loans 90 days past due and still accruing to total assets	-	0.30	(30)
Accruing troubled debt restructurings to total assets	4.77	3.17	160
Nonperforming assets to total assets	8.68	8.53	15

(1)  See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)

				June 30, 2013	June 30, 2013
	June 30,	December 31,	June 30,	compared to	compared to
	2013	2012	2012	December 31, 2012	June 30, 2012
ASSETS
Cash and due from banks	$22,607	$26,579	$23,037	(14.9)%	(1.9)%
Interest-bearing deposits with other banks	99,332	164,864	137,267	(39.7)	(27.6)
Federal funds sold	2,567	8,750	9,269	(70.7)	(72.3)
Investments available for sale (at fair value)	95,336	145,508	133,244	(34.5)	(28.5)
Investments held to maturity	2,591	2,657	5,168	(2.5)	(49.9)

Loans	782,188	785,082	809,958	(0.4)	(3.4)
Less: allowance for credit losses	(15,723)	(15,991)	(12,990)	(1.7)	21.0
Loans, net	766,465	769,091	796,968	(0.3)	(3.8)

Premises and equipment, net	15,315	15,593	15,398	(1.8)	(0.5)
Goodwill	12,454	12,454	12,454	-	-
Other intangible assets, net	3,668	3,816	3,986	(3.9)	(8.0)
Other real estate and other assets owned, net	6,408	7,659	11,499	(16.3)	(44.3)
Other assets	27,534	28,836	27,043	(4.5)	1.8

Total assets	$1,054,277	$1,185,807	$1,175,333	(11.1)	(10.3)

LIABILITIES
Noninterest-bearing deposits	$158,562	$153,992	$149,472	3.0	6.1
Interest-bearing deposits	763,545	895,281	883,231	(14.7)	(13.6)
Total deposits	922,107	1,049,273	1,032,703	(12.1)	(10.7)

Short-term borrowings	10,095	13,761	13,826	(26.6)	(27.0)
Accrued expenses and other liabilities	8,481	8,747	8,882	(3.0)	(4.5)
Long-term debt	-	-	455	-	(100.0)
Total liabilities	940,683	1,071,781	1,055,866	(12.2)	(10.9)

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	85	85	85	-	-
Additional paid in capital	32,169	32,155	32,087	-	0.3
Retained earnings	81,661	81,078	87,973	0.7	(7.2)
Accumulated other comprehensive (loss) income	(321)	708	(678)	(145.3)	52.7
Total stockholders' equity	113,594	114,026	119,467	(0.4)	(4.9)

Total liabilities and stockholders' equity	$1,054,277	$1,185,807	$1,175,333	(11.1)	(10.3)

Period-end common shares outstanding	8,461	8,457	8,457	-	-
Book value per common share	$13.43	$13.48	$14.13	(0.4)	(5.0)

Shore Bancshares, Inc.
Consolidated Statements of Operations
(In thousands, except per share data)

	For the Three Months Ended			For the Six Months Ended
	June 30,			June 30,
	2013	2012	% Change	2013	2012	% Change
INTEREST INCOME
Interest and fees on loans	$10,142	$10,890	(6.9)%	$20,049	$21,901	(8.5)%
Interest and dividends on investment securities:
Taxable	568	707	(19.7)	1,211	1,464	(17.3)
Tax-exempt	4	32	(87.5)	9	70	(87.1)
Interest on federal funds sold	1	2	(50.0)	3	4	(25.0)
Interest on deposits with other banks	40	61	(34.4)	90	109	(17.4)
Total interest income	10,755	11,692	(8.0)	21,362	23,548	(9.3)

INTEREST EXPENSE
Interest on deposits	1,748	2,643	(33.9)	3,870	5,284	(26.8)
Interest on short-term borrowings	6	11	(45.5)	14	26	(46.2)
Interest on long-term debt	-	5	(100.0)	-	10	(100.0)
Total interest expense	1,754	2,659	(34.0)	3,884	5,320	(27.0)

NET INTEREST INCOME	9,001	9,033	(0.4)	17,478	18,228	(4.1)
Provision for credit losses	2,700	3,525	(23.4)	4,850	11,895	(59.2)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	6,301	5,508	14.4	12,628	6,333	99.4

NONINTEREST INCOME
Service charges on deposit accounts	600	622	(3.5)	1,172	1,270	(7.7)
Trust and investment fee income	393	446	(11.9)	783	869	(9.9)
Investment securities gains	913	-	-	913	-	-
Insurance agency commissions	2,633	2,406	9.4	5,446	5,095	6.9
Other noninterest income	(577)	1,103	(152.3)	138	1,917	(92.8)
Total noninterest income	3,962	4,577	(13.4)	8,452	9,151	(7.6)

NONINTEREST EXPENSE
Salaries and wages	4,307	4,376	(1.6)	8,590	8,792	(2.3)
Employee benefits	1,006	956	5.2	2,140	2,126	0.7
Occupancy expense	612	638	(4.1)	1,209	1,325	(8.8)
Furniture and equipment expense	243	212	14.6	493	463	6.5
Data processing	706	694	1.7	1,409	1,360	3.6
Directors' fees	55	127	(56.7)	176	236	(25.4)
Amortization of intangible assets	74	96	(22.9)	148	222	(33.3)
Insurance agency commissions expense	458	344	33.1	919	729	26.1
FDIC insurance premium expense	367	344	6.7	733	617	18.8
Other noninterest expenses	1,931	1,876	2.9	4,433	4,291	3.3
Total noninterest expense	9,759	9,663	1.0	20,250	20,161	0.4

Income (loss) before income taxes	504	422	19.4	830	(4,677)	117.7
Income tax expense (benefit)	143	129	10.9	247	(1,934)	112.8

NET INCOME (LOSS)	$361	$293	23.2	$583	$(2,743)	121.3

Weighted average shares outstanding - basic	8,461	8,457	-	8,460	8,457	-
Weighted average shares outstanding - diluted	8,465	8,457	0.1	8,460	8,457	-

Basic net income (loss) per common share	$0.04	$0.03	33.3	$0.07	$(0.32)	121.9
Diluted net income (loss) per common share	0.04	0.03	33.3	0.07	(0.32)	121.9
Dividends paid per common share	-	-	-	-	0.01	(100.0)

Shore Bancshares, Inc.
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2013		2012		2013		2012
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$785,442	5.19%	$816,553	5.38%	$784,604	5.17%	$824,569	5.35%
Investment securities
Taxable	140,614	1.62	130,528	2.18	143,380	1.70	130,148	2.26
Tax-exempt	579	4.81	3,771	5.32	580	4.83	4,020	5.34
Federal funds sold	2,992	0.10	11,200	0.10	5,573	0.11	10,497	0.08
Interest-bearing deposits	75,847	0.21	124,171	0.20	90,869	0.20	117,931	0.19
Total earning assets	1,005,474	4.30%	1,086,223	4.35%	1,025,006	4.21%	1,087,165	4.37%
Cash and due from banks	22,510		21,424		23,731		19,799
Other assets	66,967		70,458		68,070		69,310
Allowance for credit losses	(17,099)		(14,507)		(16,849)		(14,692)
Total assets	$1,077,852		$1,163,598		$1,099,958		$1,161,582

Interest-bearing liabilities
Demand deposits	$162,589	0.15%	$152,685	0.18%	$168,120	0.16%	$152,988	0.19%
Money market and savings deposits (1)	225,117	0.67	276,527	1.18	234,597	0.82	277,941	1.15
Certificates of deposit $100,000 or more	203,641	1.32	242,662	1.46	209,929	1.35	241,591	1.46
Other time deposits	197,644	1.30	205,046	1.73	199,399	1.38	203,394	1.78
Interest-bearing deposits	788,991	0.89	876,920	1.21	812,045	0.96	875,914	1.21
Short-term borrowings	10,752	0.24	13,818	0.31	11,366	0.25	15,720	0.33
Long-term debt	-	-	455	4.63	-	-	455	4.63
Total interest-bearing liabilities	799,743	0.88%	891,193	1.20%	823,411	0.95%	892,089	1.20%
Noninterest-bearing deposits	154,586		144,210		153,285		140,235
Accrued expenses and other liabilities	9,315		9,421		9,033		9,042
Stockholders' equity	114,208		118,774		114,229		120,216
Total liabilities and stockholders' equity	$1,077,852		$1,163,598		$1,099,958		$1,161,582

Net interest spread		3.42%		3.15%		3.26%		3.17%
Net interest margin		3.60%		3.36%		3.45%		3.39%

(1)	Interest on money market and savings deposits includes an adjustment to expense related to interest rate caps and the hedged deposits associated with them. This adjustment increased interest expense $279 thousand and $502 thousand for the second quarter of 2013 and 2012, respectively, and $695 thousand and $962 thousand for the first six months of 2013 and 2012, respectively. The intererest rate caps were terminated in June of 2013.

Shore Bancshares, Inc.
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	2nd quarter	1st quarter	4th quarter	3rd quarter	2nd quarter	2Q 13		2Q 13
	2013	2013	2012	2012	2012	compared to		compared to
	(2Q 13)	(1Q 13)	(4Q 12)	(3Q 12)	(2Q 12)	1Q 13		2Q 12
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$9,028	$8,504	$8,413	$8,769	$9,077	6.2%		(0.5)%
Less: Taxable-equivalent adjustment	27	27	32	39	44	-		(38.6)
Net interest income	9,001	8,477	8,381	8,730	9,033	6.2		(0.4)
Provision for credit losses	2,700	2,150	9,650	6,200	3,525	25.6		(23.4)
Noninterest income	3,962	4,490	2,606	4,001	4,577	(11.8)		(13.4)
Noninterest expense	9,759	10,491	9,685	9,709	9,663	(7.0)		1.0
Income (loss) before income taxes	504	326	(8,348)	(3,178)	422	54.6		19.4
Income tax expense (benefit)	143	104	(3,274)	(1,357)	129	37.5		10.9
Net income (loss)	$361	$222	$(5,074)	$(1,821)	$293	62.6		23.2

Return on average assets	0.13%	0.08%	(1.71)%	(0.61)%	0.10%	5	bp	3	bp
Return on average equity	1.27	0.79	(17.15)	(6.07)	0.99	48		28
Return on average tangible equity (1)	1.66	1.11	(19.73)	(6.82)	1.38	55		28
Net interest margin	3.60	3.30	3.02	3.15	3.36	30		24
Efficiency ratio - GAAP	75.13	80.74	87.89	76.03	70.77	(561)		436
Efficiency ratio - Non-GAAP (1)	74.45	80.17	77.77	76.95	71.20	(572)		325

PER SHARE DATA
Basic net income (loss) per common share	$0.04	$0.03	$(0.60)	$(0.22)	$0.03	33.3%		33.3%
Diluted net income (loss) per common share	0.04	0.03	(0.60)	(0.22)	0.03	33.3		33.3
Dividends paid per common share	-	-	-	-	-	-		-
Book value per common share at period end	13.43	13.51	13.48	13.97	14.13	(0.6)		(5.0)
Tangible book value per common share at period end (1)	11.52	11.60	11.56	12.04	12.18	(0.7)		(5.4)
Market value at period end	7.36	6.79	5.39	6.02	5.98	8.4		23.1
Market range:
High	7.75	6.91	6.98	6.33	7.45	12.2		4.0
Low	5.97	5.20	4.65	4.98	5.51	14.8		8.3

AVERAGE BALANCE SHEET DATA
Loans	$785,442	$783,757	$799,512	$808,244	$816,553	0.2%		(3.8)%
Securities	141,193	146,756	144,459	137,871	134,299	(3.8)		5.1
Earning assets	1,005,474	1,044,755	1,108,585	1,108,256	1,086,223	(3.8)		(7.4)
Assets	1,077,852	1,122,310	1,183,135	1,184,146	1,163,598	(4.0)		(7.4)
Deposits	943,577	987,325	1,042,842	1,040,693	1,021,130	(4.4)		(7.6)
Stockholders' equity	114,208	114,250	117,700	119,321	118,774	-		(3.8)

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$2,712	$2,406	$6,614	$6,235	$4,079	12.7%		(33.5)%

Nonaccrual loans	$34,818	$31,813	$36,474	$39,442	$47,958	9.4		(27.4)
Loans 90 days past due and still accruing	3	22	460	4,675	3,519	(86.4)		(99.9)
Total nonperforming loans excluding troubled debt restructurings	34,821	31,835	36,934	44,117	51,477	9.4		(32.4)
Accruing troubled debt restructurings	50,278	52,545	52,353	50,785	37,231	(4.3)		35.0
Total nonperforming loans	85,099	84,380	89,287	94,902	88,708	0.9		(4.1)
Other real estate and other assets owned, net	6,408	8,366	7,659	8,418	11,499	(23.4)		(44.3)
Total nonperforming assets	$91,507	$92,746	$96,946	$103,320	$100,207	(1.3)		(8.7)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.60%	10.18%	9.95%	10.08%	10.21%	42	bp	39	bp
Average tangible equity to average tangible assets (1)	9.23	8.86	8.69	8.81	8.92	37		31

Annualized net charge-offs to average loans	1.38	1.25	3.29	3.07	2.01	13		(63)
Allowance for credit losses to period-end loans	2.01	2.00	2.04	1.60	1.60	1		41
Allowance for credit losses to nonaccrual loans	45.16	49.46	43.84	32.85	27.09	(430)		1,807
Allowance for credit losses to nonperforming loans	18.48	18.65	17.91	13.65	14.64	(17)		384

Nonaccrual loans to total loans	4.45	4.05	4.65	4.88	5.92	40		(147)
Loans 90 days past due and still accruing to total loans	-	-	0.06	0.58	0.43	-		(43)
Accruing troubled debt restructurings to total loans	6.43	6.69	6.67	6.29	4.60	(26)		183
Nonperforming assets to total loans+other real estate and
other assets owned	11.60	11.68	12.23	12.65	12.20	(8)		(60)

Nonaccrual loans to total assets	3.30	2.88	3.08	3.35	4.08	42		(78)
Loans 90 days past due and still accruing to total assets	-	-	0.04	0.40	0.30	-		(30)
Accruing troubled debt restructurings to total assets	4.77	4.76	4.41	4.31	3.17	1		160
Nonperforming assets to total assets	8.68	8.40	8.18	8.77	8.53	28		15

(1)  See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.
Consolidated Statements of Operations By Quarter
(In thousands, except per share data)

						2Q 13	2Q 13
						compared to	compared to
	2Q 13	1Q 13	4Q 12	3Q 12	2Q 12	1Q 13	2Q 12
INTEREST INCOME
Interest and fees on loans	$10,142	$9,907	$10,193	$10,604	$10,890	2.4%	(6.9)%
Interest and dividends on investment securities:
Taxable	568	643	666	685	707	(11.7)	(19.7)
Tax-exempt	4	5	12	22	32	(20.0)	(87.5)
Interest on federal funds sold	1	2	3	3	2	(50.0)	(50.0)
Interest on deposits with other banks	40	50	86	79	61	(20.0)	(34.4)
Total interest income	10,755	10,607	10,960	11,393	11,692	1.4	(8.0)

INTEREST EXPENSE
Interest on deposits	1,748	2,122	2,570	2,647	2,643	(17.6)	(33.9)
Interest on short-term borrowings	6	8	9	10	11	(25.0)	(45.5)
Interest on long-term debt	-	-	-	6	5	-	(100.0)
Total interest expense	1,754	2,130	2,579	2,663	2,659	(17.7)	(34.0)

NET INTEREST INCOME	9,001	8,477	8,381	8,730	9,033	6.2	(0.4)
Provision for credit losses	2,700	2,150	9,650	6,200	3,525	25.6	(23.4)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	6,301	6,327	(1,269)	2,530	5,508	(0.4)	14.4

NONINTEREST INCOME
Service charges on deposit accounts	600	572	653	628	622	4.9	(3.5)
Trust and investment fee income	393	390	365	410	446	0.8	(11.9)
Investment securities gains	913	-	-	278	-	-	-
Insurance agency commissions	2,633	2,813	2,292	2,427	2,406	(6.4)	9.4
Other noninterest income	(577)	715	(704)	258	1,103	(180.7)	(152.3)
Total noninterest income	3,962	4,490	2,606	4,001	4,577	(11.8)	(13.4)

NONINTEREST EXPENSE
Salaries and wages	4,307	4,283	4,240	4,386	4,376	0.6	(1.6)
Employee benefits	1,006	1,134	923	945	956	(11.3)	5.2
Occupancy expense	612	597	609	625	638	2.5	(4.1)
Furniture and equipment expense	243	250	235	265	212	(2.8)	14.6
Data processing	706	703	654	703	694	0.4	1.7
Directors' fees	55	121	107	131	127	(54.5)	(56.7)
Amortization of intangible assets	74	74	74	96	96	-	(22.9)
Insurance agency commissions expense	458	461	387	275	344	(0.7)	33.1
FDIC insurance premium expense	367	366	387	376	344	0.3	6.7
Other noninterest expenses	1,931	2,502	2,069	1,907	1,876	(22.8)	2.9
Total noninterest expense	9,759	10,491	9,685	9,709	9,663	(7.0)	1.0

Income (loss) before income taxes	504	326	(8,348)	(3,178)	422	54.6	19.4
Income tax expense (benefit)	143	104	(3,274)	(1,357)	129	37.5	10.9

NET INCOME (LOSS)	$361	$222	$(5,074)	$(1,821)	$293	62.6	23.2

Weighted average shares outstanding - basic	8,461	8,458	8,457	8,457	8,457	-	-
Weighted average shares outstanding - diluted	8,465	8,458	8,457	8,457	8,457	0.1	0.1

Basic net income (loss) per common share	$0.04	$0.03	$(0.60)	$(0.22)	$0.03	33.3	33.3
Diluted net income (loss) per common share	0.04	0.03	(0.60)	(0.22)	0.03	33.3	33.3
Dividends paid per common share	-	-	-	-	-	-	-

Shore Bancshares, Inc.
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											2Q 13	2Q 13
											compared to	compared to
	2Q 13		1Q 13		4Q 12		3Q 12		2Q 12		1Q 13	2Q 12
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$785,442	5.19%	$783,757	5.14%	$799,512	5.09%	$808,244	5.23%	$816,553	5.38%	0.2%	(3.8)%
Investment securities
Taxable	140,614	1.62	146,176	1.78	143,137	1.85	135,257	2.01	130,528	2.18	(3.8)	7.7
Tax-exempt	579	4.81	580	4.85	1,322	5.05	2,614	5.07	3,771	5.32	(0.2)	(84.6)
Federal funds sold	2,992	0.10	8,184	0.11	7,782	0.12	11,971	0.11	11,200	0.10	(63.4)	(73.3)
Interest-bearing deposits	75,847	0.21	106,058	0.19	156,832	0.22	150,170	0.21	124,171	0.20	(28.5)	(38.9)
Total earning assets	1,005,474	4.30%	1,044,755	4.13%	1,108,585	3.94%	1,108,256	4.10%	1,086,223	4.35%	(3.8)	(7.4)
Cash and due from banks	22,510		24,966		21,258		20,158		21,424		(9.8)	5.1
Other assets	66,967		69,185		67,596		69,921		70,458		(3.2)	(5.0)
Allowance for credit losses	(17,099)		(16,596)		(14,304)		(14,189)		(14,507)		3.0	17.9
Total assets	$1,077,852		$1,122,310		$1,183,135		$1,184,146		$1,163,598		(4.0)	(7.4)

Interest-bearing liabilities
Demand deposits	$162,589	0.15%	$173,714	0.17%	$169,398	0.18%	$167,423	0.18%	$152,685	0.18%	(6.4)	6.5
Money market and savings deposits (1)	225,117	0.67	244,182	0.97	281,593	1.21	279,003	1.19	276,527	1.18	(7.8)	(18.6)
Certificates of deposit $100,000 or more	203,641	1.32	216,288	1.39	231,232	1.40	238,624	1.46	242,662	1.46	(5.8)	(16.1)
Other time deposits	197,644	1.30	201,171	1.47	204,213	1.59	207,547	1.66	205,046	1.73	(1.8)	(3.6)
Interest-bearing deposits	788,991	0.89	835,355	1.03	886,436	1.15	892,597	1.18	876,920	1.21	(5.6)	(10.0)
Short-term borrowings	10,752	0.24	11,987	0.27	13,573	0.27	14,909	0.27	13,818	0.31	(10.3)	(22.2)
Long-term debt	-	-	-	-	-	-	455	4.58	455	4.63	-	(100.0)
Total interest-bearing liabilities	799,743	0.88%	847,342	1.02%	900,009	1.14%	907,961	1.17%	891,193	1.20%	(5.6)	(10.3)
Noninterest-bearing deposits	154,586		151,970		156,406		148,096		144,210		1.7	7.2
Accrued expenses and other liabilities	9,315		8,748		9,020		8,768		9,421		6.5	(1.1)
Stockholders' equity	114,208		114,250		117,700		119,321		118,774		-	(3.8)
Total liabilities and stockholders' equity	$1,077,852		$1,122,310		$1,183,135		$1,184,146		$1,163,598		(4.0)	(7.4)

Net interest spread		3.42%		3.11%		2.80%		2.93%		3.15%
Net interest margin		3.60%		3.30%		3.02%		3.15%		3.36%

(1)	Interest on money market and savings deposits includes an adjustment to expense related to interest rate caps and the hedged deposits associated with them. This adjustment increased interest expense $279 thousand for the second quarter of 2013, $416 thousand for the first quarter of 2013, $552 thousand for the fourth quarter of 2012, $524 thousand for the third quarter of 2012 and $502 thousand for the second quarter of 2012. The interest rate caps were terminated in June of 2013.

Shore Bancshares, Inc.
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)

						YTD	YTD
	2Q 13	1Q 13	4Q 12	3Q 12	2Q 12	06/30/2013	06/30/2012

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income (loss)	$361	$222	$(5,074)	$(1,821)	$293	$583	$(2,743)
Net income (loss) - annualized (A)	$1,448	$900	$(20,186)	$(7,244)	$1,178	$1,176	$(5,516)

Net income (loss), excluding net amortization of intangible assets	$406	$267	$(5,029)	$(1,763)	$351	$673	$(2,609)

Net income (loss), excluding net amortization of
intangible assets - annualized (B)	$1,628	$1,083	$(20,007)	$(7,014)	$1,412	$1,357	$(5,247)

Average stockholders' equity (C)	$114,208	$114,250	$117,700	$119,321	$118,774	$114,229	$120,216
Less: Average goodwill and other intangible assets	(16,166)	(16,242)	(16,313)	(16,401)	(16,497)	(16,204)	(16,551)
Average tangible equity (D)	$98,042	$98,008	$101,387	$102,920	$102,277	$98,025	$103,665

Return on average equity (GAAP) (A)/(C)	1.27%	0.79%	(17.15)%	(6.07)%	0.99%	1.03%	(4.59)%
Return on average tangible equity (Non-GAAP) (B)/(D)	1.66%	1.11%	(19.73)%	(6.82)%	1.38%	1.38%	(5.06)%

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$9,759	$10,491	$9,685	$9,709	$9,663	$20,250	$20,161
Less: Amortization of intangible assets	(74)	(74)	(74)	(96)	(96)	(148)	(222)
Other nonrecurring adjustments	49	-	-	-	-	49	-
Adjusted noninterest expense (F)	$9,734	$10,417	$9,611	$9,613	$9,567	$20,151	$19,939

Taxable-equivalent net interest income (G)	$9,028	$8,504	$8,413	$8,769	$9,077	$17,532	$18,320
Nonrecurring adjustment	(308)	-	-	-	-	(308)	-
Taxable-equivalent net interest income excluding nonrecurring adjustment (H)	$8,720	$8,504	$8,413	$8,769	$9,077	$17,224	$18,320

Noninterest income (I)	$3,962	$4,490	$2,606	$4,001	$4,577	$8,452	$9,151
Less: Investment securities (gains)/losses	(913)	-	-	(278)	-	(913)	-
Other nonrecurring (gains)/losses	1,306	-	1,339	-	(217)	1,306	(217)
Adjusted noninterest income (J)	$4,355	$4,490	$3,945	$3,723	$4,360	$8,845	$8,934

Efficiency ratio (GAAP) (E)/(G)+(I)	75.13%	80.74%	87.89%	76.03%	70.77%	77.93%	73.39%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	74.45%	80.17%	77.77%	76.95%	71.20%	77.30%	73.16%

The following reconciles book value per common share and
tangible book value per common share (Note 1):

Stockholders' equity (K)	$113,594	$114,348	$114,026	$118,163	$119,467
Less: Goodwill and other intangible assets	(16,122)	(16,196)	(16,270)	(16,344)	(16,440)
Tangible equity (L)	$97,472	$98,152	$97,756	$101,819	$103,027

Shares outstanding (M)	8,461	8,461	8,457	8,457	8,457

Book value per common share (GAAP) (K)/(M)	$13.43	$13.51	$13.48	$13.97	$14.13
Tangible book value per common share (Non-GAAP) (L)/(M)	$11.52	$11.60	$11.56	$12.04	$12.18

The following reconciles average equity to average assets and average tangible equity to average tangible assets (Note 1):

Average stockholders' equity (N)	$114,208	$114,250	$117,700	$119,321	$118,774	$114,229	$120,216
Less: Average goodwill and other intangible assets	(16,166)	(16,242)	(16,313)	(16,401)	(16,497)	(16,204)	(16,551)
Average tangible equity (O)	$98,042	$98,008	$101,387	$102,920	$102,277	$98,025	$103,665

Average assets (P)	$1,077,852	$1,122,310	$1,183,135	$1,184,146	$1,163,598	$1,099,958	$1,161,582
Less: Average goodwill and other intangible assets	(16,166)	(16,242)	(16,313)	(16,401)	(16,497)	(16,204)	(16,551)
Average tangible assets (Q)	$1,061,686	$1,106,068	$1,166,822	$1,167,745	$1,147,101	$1,083,754	$1,145,031

Average equity/average assets (GAAP) (N)/(P)	10.60%	10.18%	9.95%	10.08%	10.21%	10.38%	10.35%
Average tangible equity/average tangible assets (Non-GAAP) (O)/(Q)	9.23%	8.86%	8.69%	8.81%	8.92%	9.04%	9.05%

Note 1:  Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2:  Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.